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                                                                    EXHIBIT 10.1



                               AMENDMENT NO. 2 TO
                               UMBRELLA AGREEMENT



This Amendment No. 2 to the Umbrella Agreement dated as of June 14, 1999 ("UMBRELLA AGREEMENT") is dated as of April 7, 2003 ("AMENDMENT NO. 2") and is by and between The Goodyear Tire & Rubber Company, a company organized and existing under the laws of the State of Ohio of the United States of America ("GOODYEAR") and Sumitomo Rubber Industries, Ltd., a company organized and existing under the laws of Japan ("SRI").

WITNESSETH:

         WHEREAS, the parties have agreed that notwithstanding the provisions of
Article 10.02 of the Umbrella Agreement, Goodyear shall be permitted to sell some or all of its shares of Common Stock in SRI on the terms hereinafter mentioned.

         WHEREAS, the parties have agreed that, notwithstanding such provisions, Goodyear shall be permitted, following any such sale, to purchase shares of Common Stock in SRI.

         WHEREAS, the parties have agreed to make a number of consequential amendments to the Umbrella Agreement to allow such sales and purchases of shares of Common Stock in SRI by Goodyear, and to govern their relationship following any such sales.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       AMENDMENT OF MAINTENANCE OF CROSS INVESTMENTS

1.1 The parties hereby amend Article 10.02 of the Umbrella Agreement so as to delete the existing Article 10.02(a) in its entirety and to restate such Article as follows:

         "10.02 Maintenance of Cross Investments. (a) Subject to the provisions of clauses (a)(i) to (a)(vii) and paragraphs (b) and (c) of this
         Article 10.02 and so long as no Global Exit shall have occurred, Goodyear shall not purchase, sell, or dispose of or otherwise transfer (whether for cash or other consideration) its interest (including any beneficial interest as defined under the 1934 Act), in any shares of SRI Common Stock or other voting securities of SRI without the prior written consent of SRI and SRI shall not purchase, sell, or dispose of or otherwise transfer (whether for cash or other consideration) its interest in any shares of Goodyear Common Stock or




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         other voting securities of Goodyear without the prior written consent of Goodyear; provided that:

         (i) Goodyear may agree to sell, in one or more transactions or instalments, its interest (including any beneficial interest as defined under the 1934 Act), in any shares of SRI Common Stock provided that any such sales are completed between 31 March 2003 and 30 June 2003 (inclusive);

         (ii) following any sale by Goodyear of any interest in any shares of SRI Common Stock pursuant to clause (a)(i) above, Goodyear may in the period up to and including 30 June 2008 purchase (by such method as may be agreed between the parties from time to time), in one or more transactions or instalments, such number of shares of SRI Common Stock as is necessary to restore Goodyear's percentage interest in SRI's total issued and outstanding shares of Common Stock (from time to time) from the percentage interest following such sale or sales (the "POST-SALE PERCENTAGE") to ten percent (10%) (the "ORIGINAL PERCENTAGE");

         (iii) if, by purchases made pursuant to clause (a)(ii) above, Goodyear restores its percentage interest in SRI's total issued and outstanding shares of Common Stock to the Original Percentage, Goodyear may from time to time thereafter purchase such shares of SRI's Common Stock as is necessary to maintain Goodyear's percentage interest in SRI's total issued and outstanding shares of Common Stock at the Original Percentage. If Goodyear makes a purchase pursuant to this clause (a)(iii) it shall promptly give written notice thereof to SRI;

         (iv) notwithstanding any restriction imposed by the confidentiality agreement between Goodyear and SRI dated 19 January 2003 (the "CONFIDENTIALITY AGREEMENT"), following any sale by Goodyear of any interest in any shares of SRI Common Stock pursuant to clause (a)(i) above, upon 14 calendar days prior written notice, SRI may (subject to clause (a)(v) below) sell its interest (including any beneficial interest as defined under the 1934 Act), in one or more transactions or installments, in any shares of Goodyear Common Stock until the earlier of 30 June 2008 or such date as Goodyear restores its percentage interest in SRI's total issued and outstanding shares of Common Stock to the Original Percentage. If SRI makes a sale pursuant to this clause (a)(iv) it shall promptly give written notice thereof to Goodyear;

         (v) SRI may only sell its interest in shares of Goodyear Common Stock pursuant to clause (a)(iv) above to the extent such interest to be sold does not reduce SRI's percentage interest in Goodyear's total issued and outstanding shares of



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                  Common Stock as existed immediately following conversion of the Goodyear Note by more than the fraction given by the following calculation:

                          10 minus Post Sale Percentage
                                        /
                                       10

         (vi) notwithstanding any restriction imposed by the Confidentiality Agreement, following any sale by SRI of any interest in any shares of Goodyear Common Stock pursuant to clause (a)(iv) above, SRI may in the period up to and including 30 June 2008 purchase (by such method as may be agreed between the parties from time to time), in one or more transactions or instalments, such number of shares of Goodyear Common Stock as is necessary to restore SRI's percentage interest in Goodyear's total issued and outstanding shares of Common Stock (from time to time) to the same percentage interest as existed immediately following conversion of the Goodyear Note. If, by purchases made pursuant to clause (a)(ii) above, Goodyear restores its percentage interest in SRI's total issued and outstanding shares of Common Stock to the Original Percentage on a date before 30 June 2008, SRI will endeavour to restore its percentage interest in Goodyear's total issued and outstanding shares of Common Stock (from time to time) to the same percentage interest as existed immediately following conversion of the Goodyear Note as soon as reasonably practicable after such date; and

         (vii) notwithstanding any restriction imposed by the Confidentiality Agreement, SRI may from time to time purchase such shares of Goodyear's Common Stock as is necessary to maintain SRI's percentage interest in Goodyear's total issued and outstanding shares of Common Stock as existed immediately following the conversion of the Goodyear Note. If SRI makes a purchase pursuant to this clause (a)(vii) it shall promptly give written notice thereof to Goodyear."

1.2 The parties hereby amend Article 10.02 of the Umbrella Agreement so as to delete Article 10.02(c) in its entirety and to restate such Article as follows:

"(c) In the event SRI issues additional shares of its Common Stock and if, as a result of such issuance, Goodyear's percentage interest in SRI Common Stock is reduced, Goodyear shall be entitled to purchase, on the open market or in negotiated private transactions, such additional shares as shall allow it to obtain such number of shares of SRI Common Stock as would increase its percentage shareholding in SRI to the Original Percentage. SRI shall furnish to Goodyear (i) within 45 days of the close of





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         each calendar quarter, notice of the total number of issued and outstanding shares of SRI Common Stock and (ii) promptly following recommendation by the SRI Board of Directors of a date on which a dividend on SRI Common Stock will be paid, but not later than fourteen
         (14) days preceding such dividend payment date, notice of such dividend payment date and of the total number of shares of SRI Common Stock (x) issued and outstanding on the date of such recommendation and (y), unless prohibited by law, projected to be issued and outstanding on the forthcoming dividend payment date. In the event that Goodyear notifies SRI that Goodyear is unable to purchase on the open market or in negotiated private transactions, such additional shares as shall allow it to maintain its shareholding at the Original Percentage, then SRI shall, to the extent permitted by applicable law, at SRI's election, either:

         (i) issue to Goodyear at the then current market price such additional shares as shall allow Goodyear to maintain its shareholding at the Original Percentage; or

         (ii) use its best efforts (but without the incurrence of unreasonable cost or liability) to arrange for Goodyear to purchase at the then current market price from a third party such additional shares as shall allow Goodyear to maintain its shareholding at the Original Percentage; or

         (iii) use its best efforts (but without the incurrence of unreasonable cost or liability) to take such other measures, as shall allow Goodyear to maintain its shareholding at the Original Percentage.

         In addition, SRI shall promptly (and in any event within five working days) upon a request from Goodyear, furnish Goodyear with the total number of issued and outstanding shares of SRI Common Stock on the date of such request.

         The foregoing provisions of this Article 10.02(c) shall only apply:

         (A) before the date of the first sale (if any) by Goodyear of any interest in any shares of SRI Common Stock pursuant to clause
                  (a)(i) above; and

         (B) after such time (being no later than 30 June 2008) as Goodyear's percentage interest in any shares of SRI Common Stock (from time to time) is restored to the Original Percentage pursuant to purchases made in accordance with clause (a)(ii) above."




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2.       AMENDMENT TO GOODYEAR'S RIGHT TO NOMINATE SRI DIRECTOR

2.1 The parties hereby amend Article 10.03 of the Umbrella Agreement so as to add, at the end of Article 10.03(a), the following:

         "If the Alliance is terminated at any time pursuant to a Global Exit Right, Goodyear shall procure that the director appointed pursuant to this Article 10.03(a) shall resign from the SRI Board of Directors (without compensation)."

2.2 The parties hereby amend Article 10.03 of the Umbrella Agreement so as to delete Article 10.03(d) in its entirety and to restate such Article as follows:

"(d) Following any sale by Goodyear of any interest in any shares of SRI Common Stock pursuant to clause (a)(i) of Article 10.02 (as a consequence of which Goodyear will own less than ten percent (10%) of the total issued and outstanding shares of SRI Common Stock), SRI may, until the earlier of 30 June 2008 and such time as Goodyear restores its shareholding to ten percent (10%) of the total issued and outstanding shares of SRI Common Stock (from time to time), at its sole discretion, invite a Goodyear executive (or another person reasonably satisfactory to SRI) as Goodyear may nominate to stand for election to its Board of Directors (and SRI shall use its reasonable efforts (but without the incurrence of unreasonable cost or liability) to ensure such person will be elected to its Board of Directors (or any successor governing board)). Following such person's appointment to the Board of Directors paragraphs (b) and (c) of this Article 10.03 shall apply in relation to such director.

         If, at any time on or before 30 June 2008, Goodyear restores its shareholding to ten percent (10%) of the total issued and outstanding shares of SRI Common Stock (from time to time), this Article 10.03(d) shall cease to have effect and the director appointed pursuant to this
         Article 10.03(d) shall be deemed to have been appointed pursuant to
         Article 10.03(a), which shall continue to apply thereafter.

         If, by 30 June 2008, Goodyear has not restored its shareholding to ten percent (10%) of the total issued and outstanding shares of SRI Common Stock (from time to time), or, if the Alliance is terminated at any time pursuant to a Global Exit Right, Goodyear shall procure that the director appointed pursuant to this Article 10.03(d) shall resign from the SRI Board of Directors (without compensation) and Article 10.03(a) shall cease to apply."

2.3 The parties hereby amend Article 10.03 of the Umbrella Agreement so as to add, at the end of Article 10.03(e), the following:

         "The foregoing provisions of this Article 10.03(e) shall not apply from the date of the first sale (if any) by Goodyear of any interest in any shares of SRI Common Stock pursuant to clause (a)(i) of Article 10.02 until such time (if any) as Goodyear's





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         percentage interest in any shares of SRI Common Stock (from time to time) is restored to the Original Percentage pursuant to purchases made in accordance with clause (a)(ii) of Article 10.02."

3.       GENERAL

3.1 The parties hereby amend the Umbrella Agreement to give effect to the provisions of this Amendment No. 2 but in all other respects the other terms and conditions of the Umbrella Agreement shall continue without change.

3.2 The parties hereby acknowledge that expressions used in this Amendment No. 2 will have the same meanings as are ascribed thereto in the Umbrella Agreement unless otherwise specifically defined herein.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Umbrella Agreement to be duly executed as of the day and year first above written in this Amendment No. 2.

                                   THE GOODYEAR TIRE & RUBBER COMPANY

                                   By:               /s/ Clark E. Sprang
                                       -----------------------------------------
                                            Clark E. Sprang
                                   Title:   Senior Vice President
                                            Business Development and Integration

                                   Attest:           /s/ Anthony E. Miller
                                           -------------------------------------
                                            Anthony E. Miller
                                            Assistant Secretary


                                   SUMITOMO RUBBER INDUSTRIES, LTD.

                                   By:               /s/ Ryochi Sawada
                                       -----------------------------------------
                                            Ryochi Sawada
                                   Title:   Representative Director and
                                            Executive Director

                                   Attest:           /s/ Makoto Teshima
                                           -------------------------------------
                                            Makoto Teshima
                                            General Manager
                                            Legal Department


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